Reply Attention of	Virgil Z. Hlus
Direct Tel.	604.891.7707
EMail Address	vzh@cwilson.com
Our File No.	28313-0001/ CW1058352.3

February 16, 2007

BY COURIER AND EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, DC 20549-7010

USA

Attention:	James T. Webster

Daniel L. Gordon

Dear Sirs/Mesdames:

Re: Counterpath Solutions, Inc. Form 10-KSB for year ended April 30, 2006 Filed July 31, 2006 File No. 0-50346

                              Thank you for your letter of February 5, 2007 with respect to the Form 10-KSB for the fiscal year ended April 30, 2006 filed by Counterpath Solutions, Inc. (the “Company”). The Company’s responses are numbered in a manner that corresponds with your comments as set out in your letter of February 5, 2007.

Form 10-KSB

Financial Statements

Report of Independent Registered Public Accounting Firm

1.            We note on Page 23 where you discuss significant concerns about your ability to meet your financing requirements for the next twelve months. We also note similar disclosure within your risk factors on page 14. Please have your auditor explain to us their rational for not making a going concern modification in their report. At a minimum we would expect footnote disclosure disclosing the situation and how you believe you will be able to sustain operations for the next 12 months. Refer to AU Section 341.

Please see the attached letter from Amisano Hansen Chartered Accountants, dated February 14, 2007, outlining their rational for not making a going concern modification in their report. Management also notes that the MD&A and Risk Factor discussions regarding liquidity and capital resources were

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expressed in the context of providing shareholders with information regarding the potential risks associated with raising additional capital.

Note 7 – Common Stock

2.            We note numerous employee stock option cancellations during fiscal years 2005 and 2006 and subsequent employee stock option issuances during 2006 at lower exercise prices. Please tell us how you determined that these re-issuances were not modifications that reduce the exercise price and therefore would require variable accounting. See paragraphs 38 through 54 of FIN 44.

The re-pricing of the Company’s existing options were modifications of an award and, if done singularly, would have required variable accounting. However, the modifications were also accompanied by accelerated vesting provisions and an extension/renewal of the re-priced option’s lives.

Existing five (5) year options that were at various lengths into their respective lives were granted a new ten (10) year life. Also, the vesting period, although remaining overall at four (4) years, was accelerated to begin vesting after six months as opposed to one year.

Pursuant to FIN 44, paragraphs 32 and 33, a modification that renews or extends the life of an award (for example, acceleration of vesting) results in a new measurement of compensation cost as if the award were newly granted. This interpretation is consistent with APB 25, paragraph 11(d).

Note 9 – Subsequent Events

3.            We note cancellations of employee stock options and issuances of employee stock options subsequent to April 30, 2006. Please tell us why this occurred and if any of these cancellations or issuances would be considered modifications of stock option awards. If any of these cancellations or issuances were considered modifications tell us how you accounted for this in accordance with SFAS 123(R).

The cancellations and issuances were all in the normal course. That is, options were issued to four employees and options were cancelled as a result of four different employees leaving the Company. As a result, the cancellations or issuances were not modifications, or considered as such.

Form 10-QSB

Item 3. Controls and Procedures, page 31

4.            Please confirm and disclose in the future that the Chief Financial Officer, or principal financial officer, also participated and supervised the evaluation of the Registrants controls and procedures as outlined in Item 307 of Regulation S-B..

For the quarter ended July 31, 2006, David Karp, the Chief Financial Officer of the Company, did not participate and supervise the evaluation of the Company’s disclosure controls and procedures as he was appointed on September 7, 2006, only one week before the filing of the Form 10-QSB for the quarter ended July 31, 2006. He did not have sufficient time to participate in such evaluation which was substantially completed at the point of his appointment.

The Company confirms that its Chief Financial Officer participated and supervised the evaluation of the Company’s disclosure controls and procedures for the Form 10-QSB for the quarter ended October 31, 2006. The Company confirms that it will disclose in its future annual and quarterly filings that the Chief Financial Officer participated and supervised the evaluation of the Company’s disclosure controls and procedures.

Acknowledgment Letter

In connection with the Company’s response to your comments, we have included a letter from the Company acknowledging the three statements as set out in your letter of February 5, 2007.

We look forward to any further comments you may have regarding the Form 10-KSB or with respect to any of the above responses. Should you have any questions, please do not hesitate to contact the writer directly at 604.891.7707.

Yours truly,

CLARK WILSON LLP

Per: /s/ Virgil Z. Hlus

Virgil Z. Hlus

VZH/jlm

cc:	David Karp
Chief Financial Officer
Counterpath Solutions, Inc.